UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2014

AMC Networks Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-35106	27-5403694
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

11 Penn Plaza, New York, NY		10001
(Address of principal executive offices)		(Zip Code)
(212) 324-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.
AMC Networks Inc. and collectively with its subsidiaries (the "Company") is furnishing this Current Report on Form 8-K (“Form 8-K”) to provide unaudited supplemental financial information for each of the quarters of 2013, and the years ended December 31, 2013 and 2012, to reflect the results of our operating segment reorganization that became effective in the first quarter of 2014.
The company classifies its operations into two operating segments: National Networks and International and Other. As previously announced, during the three months ended March 31, 2014, following the acquisition of Chellomedia on January 31, 2014, the manner in which the President and Chief Executive Officer, who is the chief operating decision maker, evaluates performance and makes decisions about how to allocate resources changed, resulting in the reorganization of the Company's operating segments. The National Networks operating segment now includes the results of AMC and Sundance Channel in Canada and AMC Networks Broadcasting & Technology, the Company's network technical services business, which primarily services the nationally distributed programming networks of the Company. Previously, the results of these operations were included in the International and Other operating segment.
The reorganization became effective, on a prospective basis, beginning in the first quarter of 2014. The information contained in this Form 8-K is being furnished to assist investors in understanding how the Company's operating segment results would have been presented in previously-filed reports had such results been reported on the basis of the Company's operating segments commencing in the first quarter of 2014. Only financial information affected by the operating segment reorganization is included in this Current Report on Form 8-K. The revised supplemental financial information does not represent a revision or restatement of previously-issued financial statements. A copy of the revised supplemental information is attached hereto as Exhibit 99.1.
The information furnished pursuant to this Item 8.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits. The following Exhibit is furnished as part of this Report on Form 8-K:

Exhibit Number	Item

99.1	Unaudited Supplemental Financial Information of AMC Networks Inc. and subsidiaries for each of the four quarters of 2013 and the years ended December 31, 2013 and 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMC Networks Inc.

Date:	June 17, 2014	By:	/s/ Sean S. Sullivan
Sean S. Sullivan
Executive Vice President and Chief Financial Officer